UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2024
Date of Report (Date of earliest event reported)

Sempra
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California 92101	(619) 696-2000
(Address of principal executive offices) (Zip Code)	(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Common Stock, without par value	SRE	New York Stock Exchange

Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Shareholders Meeting (the “Annual Meeting”) of Sempra (the “Company”) was held on May 9, 2024. At the Annual Meeting, the Company’s shareholders:

(1)	elected for the ensuing year all nine of the director nominees up for election and listed below;
(2)	ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024;
(3)	approved, on an advisory basis, the Company’s executive compensation as reported in the Company’s proxy statement for the Annual Meeting;
(4)	did not approve a shareholder proposal requesting a policy to seek shareholder approval of certain severance pay arrangements; and
(5)	did not approve a shareholder proposal requesting a report on certain safety and environmental matters.

Below are the final voting results for each matter voted on at the Annual Meeting, as certified by the Company’s inspector of election at such meeting.

Proposal 1: Election of Directors

Nominees	Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Abstentions	Broker Non-Votes
Andrés Conesa	511,028,973	96.39	19,155,570	3.61	482,035	38,472,357
Pablo A. Ferrero	502,187,094	94.72	27,996,498	5.28	482,986	38,472,357
Richard J. Mark	526,315,932	99.27	3,872,914	0.73	477,732	38,472,357
Jeffrey W. Martin	492,369,145	93.04	36,851,812	6.96	1,445,621	38,472,357
Bethany J. Mayer	483,996,680	91.28	46,216,506	8.72	453,392	38,472,357
Michael N. Mears	451,191,717	85.19	78,468,843	14.81	1,006,018	38,472,357
Jack T. Taylor	498,285,613	93.98	31,931,016	6.02	449,949	38,472,357
Cynthia J. Warner	511,379,016	96.44	18,862,680	3.56	424,882	38,472,357
James C. Yardley	506,865,335	95.60	23,350,099	4.40	451,144	38,472,357

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

	Votes	% of Votes Cast
Votes For	539,956,279	94.95
Votes Against	28,715,154	5.05
Abstentions	467,502	–
Broker Non-Votes	–	–

Proposal 3: Advisory Approval of the Company’s Executive Compensation

	Votes	% of Votes Cast
Votes For	489,060,478	92.83
Votes Against	37,788,327	7.17
Abstentions	3,817,773	–
Broker Non-Votes	38,472,357	–

Proposal 4: Shareholder Proposal Requesting a Policy to Seek Shareholder Approval of Certain Severance Pay Arrangements

	Votes	% of Votes Cast
Votes For	26,577,210	5.02
Votes Against	503,060,858	94.98
Abstentions	1,028,510	–
Broker Non-Votes	38,472,357	–

Proposal 5: Shareholder Proposal Requesting a Report on Certain Safety and Environmental Matters

	Votes	% of Votes Cast
Votes For	133,070,113	25.30
Votes Against	392,918,964	74.70
Abstentions	4,677,501	–
Broker Non-Votes	38,472,357	–

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: May 13, 2024	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer